UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2008
Date of Report (Date of earliest event reported)

BLACKSTONE LAKE MINERALS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#205-1480 Gulf Road
Point Roberts, WA	98281
(Address of principal executive offices)	(Zip Code)

(360) 927-7354
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 26, 2008, Blackstone Lake Minerals Inc. (the “Company”), NY Financial (International) Corp. (“NY Financial”), Caleco Pharma Corp. (“Caleco”), the Company’s wholly owned subsidiary, and John Boschert, the Company’s sole executive officer and a member of the Board of Directors, agreed to amend the terms of the Technology Purchase Agreement (the “Technology Purchase Agreement”) dated October 16, 2008 between the Company, NY Financial, Caleco and Mr. Boschert.

Under the terms of the amendment agreement (the “Amendment Agreement”) dated November 26, 2008 between the Company, NY Financial, Caleco and Mr. Boschert, the Technology Purchase Agreement was amended as follows:

(a)

The parties agreed to extend the payment of $50,000 previously due on October 26, 2008 as follows: (i) $15,000 on execution of the Amendment Agreement (which amount has been paid); and (ii) $35,000 on December 12, 2008.

(b)

The Company and Caleco have agreed to increase the amount to be reimbursed to NY Financial for the documented costs related to the recording of the patents and the filing of the European Drug Master Files from 550,000 EUR to 580,000 EUR and will be payable as follows: (i) 50,000 EUR on or before Closing; (ii) 50,000 EUR on or before December 31, 2008; (iii) 220,000 EUR on or before January 16, 2009; and (iv) 260,000 EUR on or before January 31, 2009.

(c)	The deadline for the Company or Caleco to raise financing of at least $2,500,000 under the Technology Purchase Agreement was extended from March 31, 2009 to April 30, 2009.

The closing of the Technology Purchase Agreement is to occur on or before December 12, 2008. There are no assurances that the Company will be able to complete the closing.

The above summary is qualified in its entirety by reference to the full text of the Amendment Agreement to the Technology Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

Exhibit
Number	Description of Exhibit

10.1	Technology Purchase Agreement dated October 16, 2008 among Blackstone Lake Minerals Inc., NY Financial (International) Corp., Caleco Pharma Corp. and John Boschert.(1)

10.2	Amendment Agreement to Technology Purchase Agreement dated October 16, 2008 among Blackstone Lake Minerals Inc., NY Financial (International) Corp., Caleco Pharma Corp. and John Boschert.

(1)	Previously filed as an exhibit to our Current Report on Form 8-K filed on October 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE LAKE MINERALS INC.

Date: December 2, 2008
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer